Financials Financials Marc Olin Interim CFO Exhibit 99.2

We Continue to Deliver on Our Growth
We Continue to Deliver on Our Growth
Opportunities…
Opportunities…
•
Great momentum going into Q4’13
• Based on Q4’13 guidance, full-year 2013 revenue growth of 10%-11%
• Based on Q4’13 guidance, full-year 2013 EPS growth of 17%-19%
• 4 years of double digit growth
•
Solid revenue growth drivers
• Many new product introductions over the past 18 months, more to come
• Three tuck-in acquisitions closed so far in 2013
• Record recurring revenue, ink, and software maintenance
•
Active capital management
• Working capital improvements, growing cash from operations
• Increased funnel of acquisitions and stock buy-back strategy
This information speaks as of the date hereof and is not subject to update.

Historical Revenue Trend & FY 2013 Estimate
Historical Revenue Trend & FY 2013 Estimate
Expanding our TAM and Growing Recurring Revenue
Expanding our TAM and Growing Recurring Revenue
Four years of double-digit
revenue growth, record
year in 2012 and expected
record year in 2013
Driving revenue mix and
diversification of portfolio
Recurring revenue growing
at 15% CAGR (‘09 – ’13),
40% of non-Fiery revenue,
26% of total revenue
Revenue ($M)
(1) 2013E based on Q4’13 high end of company’s outlook (Revenue of $186-191M and non-GAAP EPS of $0.42-0.45).
1
1
2
(2) The 2013E information speaks as of the date hereof and is not subject to update.
~
~

3

2013 Recurring Revenue Snapshot
2013 Recurring Revenue Snapshot
•
Total growing at 10+%,
~26% of total
•
Growing printer install
base and new TAMs drive
higher ink revenue
•
Targeted M&A roll-up
success driving
subscription growth as a
% of total
*Not including inkjet parts

Cost Structure Discipline
Cost Structure Discipline
•
OPEX efficiencies
driving towards lower %
of revenue
•
OPEX balance between
technology investment
and direct sales
capacity
•
Self-funding growth
initiatives
Non-GAAP OPEX % of Revenue
(2) Non-GAAP numbers have been adjusted to exclude certain items.  See GAAP to non-GAAP reconciliation and our use of non-GAAP information.
(1) 2013E based on Q4’13 high end of company’s outlook (Revenue of $186-191M and non-GAAP EPS of $0.42-0.45).
(3) The 2013E information speaks as of the date hereof and is not subject to update.

Continuing Revenue & Profit Expansion
Continuing Revenue & Profit Expansion
•
15 straight quarters of YoY revenue and non-GAAP EPS growth
•
Growth driven by organic & accretive M&A
(1) 2013E based on Q4’13 high end of company’s outlook (Revenue of $186-191M and non-GAAP EPS of $0.42-0.45).
(3) The 2013E information speaks as of the date hereof and is not subject to update.
(2) Non-GAAP numbers have been adjusted to exclude certain items.  See GAAP to non-GAAP reconciliation and our use of non-GAAP information.
Non-GAAP P&L ($M)
2010 2011 2012 2013E
Revenue 504 $       592 $       652 $       721 $
YoY % 26% 17% 10% 11%
GM 53.8% 56.2% 54.6% 54.7%
OPEX 235 $       264 $       277 $       298 $
% of Revenue 47% 45% 43% 41%
OP 36 $          69 $          79 $          97 $
% of Revenue 7.1% 11.7% 12.1% 13.4%
EPS 0.59 $      1.12 $      1.29 $      1.54 $
YoY % na 90% 15% 19%

Non-GAAP
LT Model
L-T Growth Gross
Margin OPEX
Op Margin
Ind. Inkjet 10% -20% ~ 40%
Software 10%-20% > 72%
Fiery GDP+ 67% - 68%
Total 10+% 53%- 55% 37%- 41% 14%- 16%
Non-GAAP Long-Term Financial Model
Non-GAAP Long-Term Financial Model
Targeting 14-16% Operating Profit Margin
Targeting 14-16% Operating Profit Margin
55-57% 40-44% 12-15% Prior LT model
1
1
2
2
4
3
The 2013E information speaks as of the date hereof and is not subject to update.
10-15%
66-68%
> 70%
Prior LT model
Prior LT model
Prior LT model
LT Mix Revenue$
Mix
GM$
Mix
Industrial Inkjet > 50% ~40%
Software > 15% ~20%
Fiery < 35% ~40%
Total 100% 100%
3
4
Prior LT model < 40% ~45%
Reflecting M&A oppt,
raising long-term Industrial
Inkjet revenue growth target
to 10-20%
Modifying the GM profile to
reflect the scaling of the
Inkjet & Software
businesses
Leveraging the scaling of
the business to reduce
Opex as a % of revenue
Raising EFI long-term
operating profit margin
range to 14-16% of revenue
Raising long-term Inkjet &
Software Revenue & GM
Mix
5
5

1
~10%

Balance Sheet Optimization
Balance Sheet Optimization
Growing Cash from Operations
Growing Cash from Operations
Key Metrics Q3'10 Q3'11 Q3'12 Q3'13
Days Sales Outstanding 61.0           57.2           73.4           64.9
Inventory Turns 5.5             5.4             4.4             4.4
Working Capital (Days) 61.0           61.8           74.6           56.4
LTM Cash Flow from Operations* 25 $           68 $           55 $           85 $
% of LTM Operating Profit 109% 110% 71% 92%
Total Cash and Investments 207 $         203 $         193 $         363 $
Total Debt -             -             -             -
Total Assets 685 $         720 $         831 $         1,154 $
* Excluding $5.5 million of taxes paid in Q1 2013 related to the sale of our corporate headquarters facility, the net cash provided by operating activities would be $28.1 million for the three months ended March 31, 2013.
* Last 12 months ending the third calendar month of the quarter indicated

Capital Allocation 3 Year Strategy
Capital Allocation 3 Year Strategy

Future cash
flow
~$365M
Cash
Balance
M&A Upside to
$1B FY16 Target
Up to $200M – Share Buyback
$100-150M – M&A to Reach $1B Revenue
$50-100M – Ongoing Operations

Safe Harbor for Forward Looking Statements
Safe Harbor for Forward Looking Statements

The information included in this presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.
Statements other than statements of historical fact including words such as “anticipate”, “believe”, “estimate”, “expect”,
“consider” and “plan” and statements in the future tense are forward looking statements.  The statements in this presentation that could be deemed forward-looking statements include statements related to the Company’s expected fourth quarter and fiscal year 2013 operating results, statements regarding the Company’s strategy, plans, expectations regarding its revenue growth, earnings per share, operating expenses, gross margin, operating margin, market share, product portfolio, product mix, future opportunities for the Company and its customers, demand for and adoption of technology and products, expected completion of its share repurchase program and any statements or assumptions underlying any of the foregoing.
Forward-looking statements are subject to certain risks and uncertainties that could cause the Company’s actual future results to differ materially, or cause a material adverse impact on our results.  Potential risks and uncertainties include, but are not necessarily limited to, unforeseen expenses; the difficulty of aligning expense levels with revenue;
management’s ability to forecast revenues, expenses and earnings; any world-wide financial and economic difficulties and downturns; adverse tax-related matters such as tax audits, changes in our effective tax rate or new tax legislative proposals; the unpredictability of development schedules and commercialization of products by the leading printer manufacturers and declines or delays in demand for our related products; changes in the mix of products sold; the uncertainty of market acceptance of new product introductions; intense competition in each of our businesses, including competition from products developed by the Company’s customers; challenge of managing asset levels, including inventory and variations in inventory levels; the uncertainty of continued success in technological advances; the challenges of obtaining timely, efficient and quality product manufacturing and supply of components; litigation involving intellectual property rights or other related matters; our ability to successfully complete acquisitions or integrate acquired businesses; the uncertainty regarding the amount and timing of future share repurchases by the Company and the origin of funds used for such repurchases; the market prices of the Company’s common stock prior to, during and after the share repurchases; any disruptions in the Company’s operations, the difficulty to retain employees, and additional expenses that the Company may incur as a result of its relocation from the Foster City campus; the compliance with the new requirements regarding the “conflict minerals,” if they are found to be used in the Company’s products, and any other risk factors that may be included from time to time in the Company’s SEC reports.
Readers are cautioned not to place undue reliance on the forward-looking statements included in the information included in this presentation.  The Company undertakes no obligation to update information contained in this presentation.  For further information regarding risks and uncertainties associated with the Company’s businesses, please refer to the section entitled “Risk Factors” in the Company’s SEC filings, including, but not limited to, its annual report on Form 10-K and its quarterly reports on Form 10-Q, copies of which may be obtained by contacting the
Company’s Investor Relations Department by phone at 650-357-3828 or by email at investor.relations@efi.com or the
Company’s Investor Relations website at www.efi.com.

Appendix Appendix

Reconciliation of GAAP to Non-GAAP
Reconciliation of GAAP to Non-GAAP
Notes:
•
This information is current as of October 31, 2013 and is not subject to update.
•
Non-GAAP numbers have been adjusted to exclude certain items.
12
GAAP to Non-GAAP Reconciliation ($M) Q112 Q212 Q312 Q412 FY12 Q113 Q213 Q313 Q413 FY13
GAAP
Net Income (Loss) 6.2 7.0 13.4 56.6 26.7 8.4 9.4 16.1 33.9
EPS 0.13 $     0.15 $     $0.28 1.19 $     0.55 $     0.17 $     0.20 $     $0.33 0.70 $
ADJUSTMENTS
COGS: Stock Based Compensation Expense
0.3 0.2 0.3 0.4 1.2 0.4 0.4 0.5 1.3
OPEX: Stock Based Compensation Expense
4.4 4.5 4.6 5.0 18.5 6.2 5.4 5.8 17.4
OPEX: Amortization of Identified
Intangibles
4.2 4.6 4.6 5.2 18.6 4.9 4.9 4.8 14.6
OPEX: Acquisition-Related Transaction
Costs
0.4 0.4 0.4 1.0 2.2 - 0.7 0.1 0.8
OPEX: Litigation Settlement
- (0.3) 0.5 - 0.2 - - (3.3) (3.3)
OPEX: Change in FV of Contingent
Consideration
- (1.4) - - (1.4) (0.3) (0.5) 0.4 (0.4)
OPEX: Restructuring and Other
1.1 1.2 2.3 1.3 5.9 1.9 1.2 1.0 4.1
OPEX: Building Sale Related
- - - (0.2) (0.2) (0.3) (0.6) (0.6) (1.5)
OI&E: Interest on Building Sale
- (0.6) (0.6) 0.9 0.6 0.5 2.0
Tax Effect of Non-GAAP Adjustments
(2.4) (2.0) (12.8) (48.9) (66.1) (6.3) (3.2) (6.6) (16.1)
NON-GAAP
Non-GAAP Net Income (Loss) 14.2 $     14.2 $     13.3 $     19.8 $     41.7 $     15.8 $     18.3 $     18.7 $     - $       52.8 $
Non-GAAP EPS 0.30 $     0.30 $     $0.28 0.42 $     0.87 $     0.33 $     0.38 $     $0.39 1.09 $

About our Non-GAAP Net Income and
About our Non-GAAP Net Income and
Adjustments
Adjustments
13
Notes:
•
This information is current as of October 31, 2013 and is not subject to update.
Use of Non-GAAP Financial Information
To supplement our condensed consolidated financial results prepared in accordance with GAAP, we use non-GAAP measures of net income and earnings per diluted share that are GAAP net income and GAAP earnings per diluted share adjusted to exclude certain recurring and non-recurring costs, expenses, and gains.
We believe that the presentation of non-GAAP net income and non-GAAP earnings per diluted share provides important supplemental information regarding non-cash expenses and significant recurring and non-recurring items that we believe are important to understanding financial and business trends relating to our financial condition and results of operations. Non-GAAP net income and non-GAAP earnings per diluted share are among the primary indicators used by management as a basis for planning and forecasting future periods and by management and our Board of Directors to determine whether our operating performance has met specified targets and thresholds. Management uses non-GAAP net income and non-GAAP earnings per diluted share when evaluating operating performance because it believes the exclusion of the items described below, for which the amounts and/or timing may vary significantly depending on the Company’s activities and other factors, facilitates comparability of the Company’s operating performance from period to period. We have chosen to provide this information to investors so they can analyze our operating results in the same way that management does and use this information in their assessment of our business and the valuation of our Company.
Use and Economic Substance of Non-GAAP Financial Measures
We compute non-GAAP net income and non-GAAP earnings per diluted share by adjusting GAAP net income and GAAP earnings per diluted share to remove the impact of recurring amortization of acquisition-related intangibles and stock-based compensation expense, as well as restructuring-related and non-recurring charges and gains and the tax effect of these adjustments. Such non-recurring charges and gains include acquisition-related transaction expenses and the costs to integrate such acquisitions into our business, changes in the fair value of contingent consideration, litigation settlement charges and credits, corporate headquarters relocation expenses, and imputed interest expense and depreciation, net of accrued sublease income and capitalized interest, related to the sale of our corporate headquarters facility and related land.
These excluded items are described below:
•
Recurring charges and gains, including:
o
Amortization of acquisition-related intangibles. Intangible assets acquired to date are being amortized on a straight-line basis. Post-acquisition non-
competition agreements are amortized over their term.
o
Stock-based compensation expense recognized in accordance with ASC 718, Stock-based Compensation.
•
Non-recurring charges and gains, including:
o
Restructuring and other consists of:
Restructuring charges incurred as we consolidate the number and size of our facilities and, as a result, reduce the size of our workforce.
Acquisition-related executive deferred compensation costs, which are dependent on the continuing employment of a former shareholder of an acquired company, are being amortized on a straight-line basis.
Expenses incurred to integrate businesses acquired during the periods reported.
o
Acquisition-related transaction costs associated with businesses acquired during the periods reported and anticipated transactions.
o
Changes in fair value of contingent consideration. Our management determined that we should analyze the total return provided by the investment when evaluating operating results of an acquired entity. The total return consists of operating profit generated from the acquired entity compared to the purchase price paid, including the final amounts paid for contingent consideration without considering any post-acquisition adjustments related to changes in the fair value of the contingent consideration. Because our management believes the final purchase price paid for each acquisition reflects the accounting value assigned to both contingent consideration and to the intangible assets, we exclude the GAAP impact of any adjustments to the fair value of acquisition-related contingent consideration from the operating results of an acquisition in subsequent periods. We believe this approach is useful in understanding the long-term return provided by our acquisitions and that investors benefit from a supplemental non-GAAP financial measure that excludes the impact of this adjustment.

About our Non-GAAP Net Income and
About our Non-GAAP Net Income and
Adjustments (continued)
Adjustments (continued)
14
Notes:
•
This information is current as of October 31, 2013 and is not subject to update.
o
Imputed net expenses related to sale of building and land. On November 1, 2012, we sold the 294,000 square foot building located at 303
Velocity Way in Foster City, California, which serves as our corporate headquarters, along with approximately four acres of land and certain other assets related to the property, to Gilead Sciences, Inc. for $179.7 million. We will continue to use the facility until November 1, 2013, for which rent is not required to be paid. This constitutes a form of continuing involvement that prevents gain recognition. Until we vacate the building, the proceeds from the sale will be recognized as deferred proceeds from property transaction on our condensed consolidated balance sheet, which is currently $182.9 million, including imputed interest costs. Imputed interest expense and depreciation, net of accrued sublease income, of $1.5 million has been accrued at September 30, 2013, related to the deferred property transaction, partially offset by capitalized interest of $0.9 million related to the Fremont facility.
o
Expenses incurred during the period related to the upcoming relocation of our corporate headquarters facility.
o
In conjunction with our acquisition of Cretaprint, which closed on January 10, 2012, we assumed a contingent liability related to the alleged infringement of certain patents owned by Jose Vicente Tomas Claramonte, the President of Kerajet. Because the former owners of Cretaprint agreed to indemnify EFI against any potential liability in the event that Mr. Claramonte were to prevail in his action against Cretaprint, we accrued a contingent liability based on a reasonable estimate of the legal obligation that was probable as of the acquisition date and we accrued a contingent asset based on the portion of any liability for which the former Cretaprint owners would indemnify EFI. The net obligation accrued in the opening balance sheet on the acquisition date was EU 2.5 million (or approximately $3.3 million). The Spanish Court of Appeal reached a final determination on July 15, 2013, which resulted in EFI having no liability related to any potential infringement of the Claramonte patent.
Because this matter is no longer subject to appeal, we have reversed this liability by recognizing a credit against general and administrative expense during the three months ended September 30, 2013.
o
During the third quarter of 2012, we incurred $0.5 million in settlement of a dispute with the lessor of a facility in the U.K., which was partially offset by the receipt, during the second quarter of 2012, of an additional $0.3 million in insurance proceeds, net of legal fees and costs, related to our previously disclosed settlement of the shareholder derivative litigation concerning our historical stock option granting practices.
•
Tax effect of non-GAAP adjustments
o
After excluding the items described above, we apply the principles of ASC 740, Income Taxes, to estimate the non-GAAP income tax provision in each jurisdiction in which we operate. The expected annual non-GAAP income tax rate for the three and nine months ended September 30,
2012, assumed the achievement of the operational efficiencies related to our foreign operations that were implemented during the fourth quarter of 2012.
o
To facilitate comparability of our operating performance between 2013 and 2012, we have excluded the following from our non-GAAP net income:
•
Tax charge of $0.3 million resulting from the filing of tax returns by foreign subsidiaries for periods prior to their acquisition by EFI for the nine months ended September 30, 2013.
•
Tax benefit of $3.2 and $0.2 million from the retroactive renewal of both the 2012 U.S. federal research and development tax credit and certain international tax provisions, respectively, on January 2, 2013, for the nine months ended September 30, 2013. The tax benefit for these items had been previously recognized in our non-GAAP net income for the year ended December 31, 2012.
•
We excluded the recognition of previously unrecognized tax benefits from our non-GAAP net income of $3.2 million for the three and nine months ended September 30, 2013 and $9.7 million for the three and nine months ended September 30, 2012 to facilitate comparability of our operating performance between the periods. These tax benefits primarily resulted from the release of previously unrecognized tax benefits resulting from the expiration of U.S. federal statutes of limitations.
•
Interest expense accrued on prior year tax reserves of $0.1 and $0.3 million for the three and nine months ended September 30, 2013 and 2012, respectively, as well as other tax benefits of $0.3 million for the nine months ended September 30, 2013.

About our Non-GAAP Net Income and
About our Non-GAAP Net Income and
Adjustments (continued)
Adjustments (continued)
Usefulness of Non-GAAP Financial Information to Investors
15
Notes:
•
This information is current as of October 31, 2013 and is not subject to update.
Certain variables used in calculating non-GAAP net income and non-GAAP earnings per diluted share cannot be accurately estimated on a forward-looking basis.
These variables include [acquisition-related transaction expenses and the costs to integrate such acquisitions into our business and changes in the fair value of contingent consideration.  Because these items will not be known to us until a future period, we are unable to provide information about the most directly comparable GAAP financial measures.  The impact of these excluded items will cause the non-GAAP financial measures to differ materially from the comparable
GAAP financial measures.  These non-GAAP financial measures have certain shortcomings, including but not limited to the risk and uncertainties outlined in the
Safe Harbor for Forward Looking Statements section of this presentation.
These non-GAAP measures are not in accordance with or an alternative to GAAP and may be materially different from other non-GAAP measures, including similarly titled non-GAAP measures, used by other companies. The presentation of this additional information should not be considered in isolation from, as a substitute for, or superior to, net income or earnings per diluted share prepared in accordance with GAAP. Non-GAAP financial measures have limitations as they do not reflect certain items that may have a material impact upon our reported financial results. We expect to continue to incur expenses of a nature similar to the non-GAAP adjustments described above, and exclusion of these items from our non-GAAP net income and non-GAAP earnings per diluted share should not be construed as an inference that these costs are unusual, infrequent, or non-recurring.